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                                                                   EXHIBIT 10.17

               [PARKS PALMER TURNER & YEMENIDJIAN, LLP LETTERHEAD]

November 10, 1998

Mr. David Coulter
Technology Guardian, Inc.
16520 Harbor Boulevard
Building G
Fountain Valley, Ca. 92708

Dear David:

RE: ENGAGEMENT FOR C.F.O. AND CONSULTING

Parks, Palmer, Turner and Yemenidjian, LLP (PPTY) is pleased to present this response to your proposal for Technology Guardian (TGI) to have Michael C. Palmer act as the Chief Financial Officer.

CHIEF FINANCIAL OFFICER OPERATING OUTLINE:

1. Oversee the preparation of financial information, SEC reporting, budgets and forecasts and review each month's results to advise on areas of performance.

2. Oversee the selection process and make recommendations as to the appropriate outside auditing firm to certify the required audited year-end financial statements.

3.   Assist with the selection of a permanent accounting staff.

4. Help coordinate sources of capital and new acquisitions and assist with negotiations and discussion regarding terms and conditions of these new opportunities.

FEES AND TIMING

Fees will be based on my normal billing rate of $350.00 per hour. Invoices will be rendered and paid monthly. Out-of-pocket costs are not included in the above fee estimates and will be billed separately.




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Mr. David Coulter
Technology Guardian, Inc.
November 10, 1998
Page 2 of 2

FEES AND TIMING

Fees will be based on my normal billing rate of $350.00 per hour. Invoices will be rendered and paid monthly. Out-of-pocket costs are not included in the above fee estimates and will be billed separately.

TGI will also grant stock options for 100,000 shares of Technology Guardian, Inc. stock @ $9.50 each as of Nov 10 '98. One year hold from exercise.

If you would like us to proceed with this engagement, please acknowledge by signing the copy of this letter and returning it to us.

We sincerely appreciate this opportunity to be of service. If you have any questions, we will be pleased to discuss them with you.

Sincerely,

PARKS, PALMER, TURNER & YEMENTIDJIAN, LLP

/s/ MICHAEL C. PALMER
--------------------------------
Michael C. Palmer, Partner

MCP:mt

AGREED AND APPROVED FOR Technology Guardian, Inc. BY:


/s/ DAVID COULTER                            12/14/98
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David Coulter, President and CEO        Date